SUPPLEMENT DATED AUGUST 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

CURRENCY STRATEGIES PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Currency Strategies Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table for UBS Global Asset Management (Americas) Inc. is updated to add the following:

Alistair Moran, CFA, Co-Portfolio Manager	Since 2015